Exhibit 99.1
Energy Vault Appoints Senior Capital Markets Veteran Nitin Dahiya from BlackRock as Chief Financial Officer as its Global Energy Infrastructure Growth Accelerates
Mr. Dahiya brings over two decades experience in institutional investment, corporate finance and capital markets as Energy Vault deepens its financial leadership and global capital formation capabilities
Joining from BlackRock’s Direct Private Opportunities (DPO) group, Mr. Dahiya led structured financing transactions across energy, infrastructure, private credit and specialty finance
Appointment follows recent announcements of multi-GWh IPP project growth in Australia, acquisition of 850MW IPP portfolio in Japan and AI compute infrastructure project wins in the US for modular data centers (Crusoe) and powered land (utilities/hyperscalars)
Energy Vault’s recent disclosures last month of material increases in the company’s Q2 2026 contract backlog and associated positive impact to its financial outlook for 2026 will be discussed more fully at its upcoming Q2 Earnings Call scheduled for August 11th
WESTLAKE VILLAGE, Calif. – July 16, 2026 – Energy Vault Holdings, Inc. (NYSE: NRGV) (“Energy Vault” or the “Company”), a global leader in sustainable grid-scale energy storage and AI compute infrastructure solutions, today announced the appointment of Nitin Dahiya, CFA, as Chief Financial Officer, further strengthening the Company's executive leadership team as it accelerates its transformation into a diversified global power infrastructure platform.
The appointment comes as Energy Vault closes new contracts yielding sharp increases in its contract backlog and future revenue visibility as the Company continues expanding across utility-scale energy storage, Asset Vault IPP infrastructure ownership, AI digital and high-performance compute (HPC) infrastructure, and software-enabled energy management systems. As Energy Vault executes on multiple high-growth opportunities across global energy and AI infrastructure markets supported by its previously announced $300M Preferred Equity fund, Dahiya's experience in capital markets and corporate finance will further support optimal capital efficiency and deployment while expanding engagements with global institutional investors.
Mr. Dahiya joins Energy Vault from BlackRock, the world's largest asset manager ($15.3 Trillion AUM), where he helped oversee investments within the firm's global investment platform as Senior Portfolio Manager and Investment Committee member of BlackRock's Direct Private Opportunities group, leading complex investments and structured financing transactions across energy, infrastructure, private credit and specialty finance. He will formally begin his new tenure on July 27, 2026.
Over a distinguished career spanning more than two decades, Dahiya has held senior investment and capital markets leadership roles at BlackRock, Paulson & Co., KLS Diversified Asset Management, Nomura, and Lehman Brothers/Barclays. Throughout his career he has developed deep expertise across strategic investments, structured finance, capital allocation, mergers and acquisitions, corporate governance, portfolio management and institutional capital formation. He has deployed billions in investment capital across public and private markets and served on boards of leading companies in both sectors.
“We are delighted to welcome Nitin to Energy Vault at an exciting point in the Company's global growth trajectory,” said Robert Piconi, Chairman and Chief Executive Officer of Energy Vault. "As we continue executing our strategy to build one of the industry's leading integrated power infrastructure platforms spanning energy storage, AI infrastructure, software and long-term infrastructure ownership, it is imperative that we continue to invest in our people to enhance and expand the depth of experience in what is already one of the most talented, innovative and resilient teams in the industry. Nitin brings an exceptional combination of institutional investment expertise, strategic financial leadership and capital markets experience gained at some of the world's most respected financial firms. His appointment further strengthens our executive team as we continue expanding across multiple high-growth segments in the most attractive energy infrastructure markets, enhancing our capital formation capabilities and creating long-term value for shareholders.”
Piconi continued: “This appointment reflects Energy Vault's growing and strengthening position in the market. It follows Cory Magnuson's recent appointment as President of the Asset Vault platform and underscores the momentum we have built through profitable customer execution across multiple continents—a track record that attracts experienced industry leaders to the company."
“Joining Energy Vault represents an exciting new chapter in my career,” said Nitin Dahiya. “I have been incredibly impressed by Rob, the leadership team and the bold vision they have established for the Company. Energy Vault has built a highly differentiated platform operating at the intersection of energy infrastructure, energy storage and AI compute infrastructure, creating a compelling opportunity for long-term growth and value creation. I look forward to working alongside this talented team to execute the Company's strategy, support its continued expansion and help drive the next phase of growth for the benefit of our customers, partners, shareholders and employees.”
As part of Mr. Dahiya’s appointment, Michael Beer, current CFO of Energy Vault, will be transitioning from his role to pursue other opportunities.
About Energy Vault
Energy Vault® develops, deploys and operates utility-scale energy storage solutions designed to transform the world’s approach to sustainable energy storage. The Company’s comprehensive offerings include proprietary battery, gravity and green hydrogen energy storage technologies supporting a variety of customer use cases delivering safe and reliable energy system dispatching and optimization. Each storage solution is supported by the Company’s technology-agnostic energy management system software and integration platform. Unique to the industry, Energy Vault’s innovative technology portfolio delivers customized short, long and multi-day/ultra-long duration energy storage solutions to help utilities, independent power producers, and large industrial energy users significantly reduce levelized energy costs while maintaining power reliability. Since 2024, Energy Vault has executed an “Own & Operate” asset management strategy developed to generate predictable, recurring and high margin tolling revenue streams, positioning the Company for continued growth in the rapidly evolving energy storage asset infrastructure market. Please visit www.energyvault.com for more information.
Forward-Looking Statements
This press release includes forward-looking statements that reflect the Company’s current views with respect to, among other things, the Company’s operations and financial performance. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These statements often include words such as “anticipate,” “expect,” “contemplate,” “continue,” “suggest,” “plan,” “potential,” “predict,” “believe,” “intend,” “project,” “forecast,” “estimate,” “target,” “project,” “projections,” “should,” “target,” “could,” “would,” “may,” “might,” “will” and other similar expressions. We base these forward-looking statements or projections on our current expectations, plans and assumptions, which we have made in light of our experience in our industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at the time. These forward-looking statements are based on our beliefs, assumptions and expectations of future performance, taking into account the information currently available to us. These forward-looking statements are only predictions based upon our current expectations and projections about future events. These forward-looking statements involve significant risks and uncertainties that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including changes in our strategy, expansion plans, customer opportunities, future operations, future financial position, estimated revenues and losses, expected monetization of tax credits, expected financings, projected costs, prospects and plans; the uncertainty of our awards, bookings, backlog and developed pipeline equating to future revenue; the lack of assurance that non-binding letters of intent and other indications of interest can result in binding financings, orders or sales; the possibility of our products or services to be or alleged to be defective or experience other failures; the implementation, market acceptance and success of our business model and growth strategy; our ability to develop and maintain our brand and reputation; developments and projections relating to our business, our competitors, and industry; the impact of macroeconomic uncertainty, including with respect to uncertainty about the future relationship between the United States and other countries with respect to trade policies and tariffs; changes in tax laws and government regulations and the impact of those changes on us, including as a result of the One Big Beautiful Bill Act and its changes to the Internal Revenue Code of 1986, as amended and the clean-energy tax credits established under the Inflation Reduction Act of 2022; investment in development projects that may not achieve commercial operations in our predicted timeframe or at all; our efforts to diversify our supply chain to lessen the impact of tariffs; the ability of our suppliers to deliver necessary components or raw materials for construction of our energy storage systems in a timely manner; our expectations regarding our ability to obtain and maintain intellectual property protection and not infringe on the rights of others; expectations regarding the time during which we will be an emerging growth company under the Jumpstart Our Business Startups Act of 2012; our future capital requirements and sources and uses of cash; developments in U.S. and global trade policy; the international nature of our operations and the impact of war or other hostilities on our business and global markets; our ability to obtain funding for our operations and future growth; and our business, expansion plans and opportunities, including our expansion into owned and operated projects; our ability to successfully consummate our proposed acquisition in Japan; and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on March 18, 2026, as such factors may be updated from time to time in its other filings with the SEC, accessible on the SEC’s website at www.sec.gov. New risks emerge from time to time and it is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Any forward-looking statement made by us in this press release speaks only as of the date of this press release and is expressly qualified in its entirety by the cautionary statements included in this press release. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable laws. You should not place undue reliance on our forward-looking statements.

Energy Vault Contacts:
Investors energyvaultIR@icrinc.com
Media media@energyvault.com

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